Exhibit 10.44

EXECUTION VERSION

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 7, 2023 (the “Amendment Signing Date”), is entered into by and among ELOXX PHARMACEUTICALS, INC., a Delaware corporation (“Eloxx”), ZIKANI THERAPEUTICS, INC., a Delaware corporation (“Zikani” and, together with Eloxx, individually or collectively, as the context may require, “Borrower”), ELOXX PHARMACEUTICALS LTD., a private company incorporated under the laws of the State of Israel, reg. no. 51-497070-6 (“Eloxx ISR” or “Guarantor”), the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as the “Lenders”) that are party hereto and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and the Lenders (in such capacity, the “Agent”).

A.
Loan Parties, Lenders and Agent are parties to a Loan and Security Agreement, dated as of September 30, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.
Loan Parties, Lenders and Agent have agreed to certain amendments to the Loan Agreement upon the terms and conditions more fully set forth herein.

SECTION 1 Definitions; Interpretation.

(a)
Terms Defined in Loan Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b)
Rules of Construction. The rules of construction that appear in Section 1.3 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Loan Agreement.

(a)
The Loan Agreement shall be amended as follows effective as of the date hereof (except as otherwise noted):

(i)
The following defined terms are hereby added, in appropriate alphabetical order, or amended and restated, as applicable, in Section 1.1 of the Loan Agreement, as set forth below:

“Amortization Date” means September 1, 2023.

“Equity Milestone II” means (a) no Event of Default shall have occurred and be continuing and

(b)
Borrower shall have delivered evidence satisfactory to Agent (as determined by Agent in its reasonable discretion) that it has received, after the First Amendment Effective Date and on or prior to May 31, 2023, unrestricted (including not subject to any Lien (other than Liens in favor of Agent), clawback, redemption, escrow or similar contractual restrictions) net cash proceeds (not including proceeds from the conversion or cancellation of Indebtedness) in an aggregate amount not less than $20,000,000 from the issuance of Equity Interests of Borrower, Subordinated Indebtedness of Borrower, or upfront cash proceeds from business development transactions, which proceeds shall be immediately deposited in a Deposit Account or securities account of Borrower subject to an Account Control Agreement in favor of Agent.

“First Amendment” means that certain First Amendment to Loan and Security Agreement, dated as of March 7, 2023 by and among the Loan Parties, Lenders and the Agent.

“First Amendment Effective Date” means March 7, 2023.

(ii)
Section 2.5 of the Loan Agreement is hereby amended and restated to read as follows:

“2.5 Prepayment. At its option, Borrower may prepay all or a portion of the outstanding Advances by paying the entire balance (or such portion thereof) and all accrued and unpaid interest thereon. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date upon the occurrence of a Change in Control or any other prepayment hereunder. Any amounts paid under this Section shall be applied by Agent to the then unpaid portion of any Secured Obligations (including principal and interest) in such order and priority as Agent may choose in its sole discretion. For the avoidance of doubt, if a payment hereunder becomes due and payable on a day that is not a Business Day, the due date thereof shall be the immediately preceding Business Day.”

(iii)
Section 7.19 of the Loan Agreement is hereby amended and restated to read as follows:

“7.19 Minimum Qualified Cash. At all times from the Loan Closing and prior to August 15, 2022, Borrower shall maintain Qualified Cash of at least $6,250,000 plus the Qualified Cash A/P Amount. Commencing August 15, 2022 and prior to the First Amendment Effective Date, Borrower shall maintain Qualified Cash of at least $10,000,000 plus the Qualified Cash A/P Amount. Commencing on the First Amendment Effective Date and at all times thereafter until Borrower has achieved the Equity Milestone II, Borrower shall maintain Qualified Cash of at least

$2,250,000 plus the Qualified Cash A/P Amount; provided that at such time that Borrower has achieved the Equity Milestone II, and at all times thereafter, the required minimum Qualified Cash amount shall be reduced to $0.”

(iv)
The definition of “Prepayment Charge” in Section 1.2 of the Loan Agreement is hereby deleted and references to such term in the Loan Agreement are hereby deleted in their entirety.

(b) References Within Loan Agreement. Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Amendment. This Amendment shall be a Loan Document. Any failure by the Loan Parties to perform any obligation under this Amendment shall constitute an Event of Default under the Loan Agreement.

SECTION 3 Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to satisfaction of each of the following conditions precedent:

(a)
Borrower shall have paid all invoiced costs and expenses then due in accordance with Section 5(e) of this Amendment;

(b)
Agent shall have received, for payment to the Lenders, a voluntary prepayment of outstanding principal in an amount equal to $7,500,000; and

(c)
Agent shall have received this Amendment, executed by Agent, Lenders, each Borrower, and Guarantor.

SECTION 4 Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, the Loan Parties hereby confirm, as of the date hereof, (a) that the representations and warranties made by them in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date); and

(b) that there has not been and there does not exist a Material Adverse Effect.

SECTION 5 Miscellaneous.

(a)
Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Loan Parties hereby reaffirm the security interest granted pursuant to the Loan Documents and hereby reaffirm that such grant of security in the Collateral granted as of the Closing Date continues without novation and secures all Secured Obligations under the Loan Agreement and the other Loan Documents. The Loan Parties acknowledge and agree that they do not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Agreement and the other Loan Documents, or the enforcement of any of the terms or conditions thereof.

(b)
Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

(c)
Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Loan Parties, on behalf of themselves and their successors and assigns, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto (collectively, the “Released Claims”). The Loan Parties waive the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The Loan Parties understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. The Loan Parties agree that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. The provisions of this section shall survive payment in full of the Secured Obligations, full performance of all the terms of this Amendment and the other Loan Documents.

In addition to the release contained in Section 5(c) above, and not in limitation thereof, the Loan Parties do hereby agree that they will never prosecute, nor voluntarily aid in the prosecution of, any action or proceeding relating to the Released Claims, whether by claim, counterclaim or otherwise. If, and to the extent that, any of the Released Claims are, for any reason whatsoever, not fully, finally and forever released and discharged pursuant to the terms of Section 5(c) above, the Loan Parties do hereby absolutely and unconditionally grant, sell, bargain, transfer, assign and convey to Agent all of the Released Claims and any proceeds, settlements and distributions relating thereto.

(d)
No Reliance. The Loan Parties hereby acknowledge and confirm to Agent and Lenders that the Loan Parties are executing this Amendment on the basis of their own investigation and for their own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e)
Costs and Expenses. Borrower agrees to pay to Agent the date hereof the reasonable and documented out-of-pocket costs and expenses of Agent and Lenders party hereto, and the reasonable and documented fees and disbursements of counsel to Agent and Lenders party hereto in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the date hereof; provided, however, that the aggregate amount of such costs and expenses will not exceed $5,000.

(f)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g)
Governing Law. This Amendment and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

(h)
Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the California Uniform Electronic Transaction Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(l)
Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement and the other Loan Documents, the terms and conditions of this Amendment shall prevail.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWERS:

ELOXX PHARMACEUTICALS, INC.

Signature: /s/ Sumit Aggarwal

Print Name: Sumit Aggarwal

Title: President & Chief Executive Officer

ZIKANI THERAPEUTICS, INC.

Signature: /s/ Sumit Aggarwal

Print Name: Sumit Aggarwal

Title: President & Chief Executive Officer

GUARANTOR:

ELOXX PHARMACEUTICALS, LTD.

Signature: /s/ Sumit Aggarwal

Print Name: Sumit Aggarwal

Title: President & Chief Executive Officer

AGENT:

HERCULES CAPITAL, INC.

Signature: /s/ Jennifer Choe

Print Name: Jennifer Choe

Title: Associate General Counsel LENDERS:

HERCULES CAPITAL, INC.

Signature: /s/ Jennifer Choe

Print Name: Jennifer Choe

Title: Associate General Counsel HERCULES CAPITAL IV, L.P.

By: Hercules Technology SBIC Management, LLC, its General Partner

By: Hercules Capital, Inc., its Manager

Signature: /s/ Jennifer Choe

Print Name: Jennifer Choe

Title: Authorized Signatory

[Signature Page to First Amendment to Loan and Security Agreement]